THE SARATOGA ADVANTAGE TRUST (the “Trust”)

	Class A	Class I	Class C
Large Capitalization Growth Portfolio	SLGYX	SLCGX	SLGCX
International Equity Portfolio	SIEYX	SIEPX	SIECX
Financial Services Portfolio	SFPAX	SFPIX	SFPCX
Energy & Basic Materials Portfolio	SBMBX	SEPIX	SEPCX

Supplement dated July 1, 2021, to the Class A, C and I Prospectus (the “Prospectuses”), and the Class A, C, and I Statement of Additional Information (the “SAI”) of the Large Capitalization Growth Portfolio, International Equity Portfolio, Financial Services Portfolio, and Energy & Basic Materials Portfolio (the “Portfolios”), each dated December 28, 2020.

This Supplement updates and supersedes any contrary information contained in the Prospectuses and the SAI.

Smith Group Asset Management (“Smith Group”) has entered into an agreement with Cantor Fitzgerald (“Cantor”), whereby Smith Group will transfer ownership of Smith Group’s assets under management and advisement to a successor registered investment adviser, Smith Group Asset Management, LLC (“SGAM”), which will be jointly owned by Cantor and Smith Group. At a meeting held on April 12, 2021 (the “Meeting”), the Board of Trustees (the “Board”) of the Trust approved the appointment of SGAM as the adviser to the Portfolios. At the Meeting, the Board approved new Investment Advisory Agreements (the “New Advisory Agreements”) between Saratoga Capital Management, LLC (“SCM”), the Portfolios’ investment manager, and SGAM with respect to the Portfolios, which take effect on July 1, 2021. The terms of the New Advisory Agreements are substantially the same as the existing advisory agreements between SCM and Smith Group with respect to the Portfolios. The Board has the authority, pursuant to an exemptive order granted by the SEC, to approve advisory agreements without a shareholder vote under certain conditions.

Stephen S. Smith, CFA, and John D. Brim, CFA, co-portfolio managers of the Large Capitalization Growth Portfolio and Financial Services Portfolio, and Stephanie C. Jones, CFA, along with Messrs. Smith and Brim, co-portfolio managers of the International Equity Portfolio and Energy & Basic Materials Portfolio, each joined SGAM and will continue to be primarily responsible for the day-to-day management of the Portfolios’ assets.

SGAM is a global investment adviser with assets under management of $2.3 billion as of May 31, 2021. SGAM is located at 100 Crescent Court, Suite 1150, Dallas, TX 75201.

All references to Smith Group Asset Management as the adviser to the Portfolios in the Prospectuses and the SAI are replaced with Smith Group Asset Management, LLC.

Reference is made to the section entitled “PORTFOLIO MANAGERS”, subsection “Other Accounts Managed” beginning on page 97 of the SAI. The following is added and supersedes any similar disclosure:

The following table lists the number and types of accounts managed by each portfolio manager in addition to the Saratoga Advantage Trust Portfolios noted in the following table and assets under management in those accounts as of May 31, 2021.

Portfolio Manager	Portfolio(s) Managed	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts*	Assets Managed ($ millions)	Total Assets Managed ($ millions)
Stephen S. Smith, CFA Smith Group Asset Management, LLC	Energy & Basic Materials Portfolio Financial Services Portfolio Large Capitalization Growth Portfolio International Equity Portfolio	2	$773.46	1	$16.98	51	$1,515.06	$2,305.50
John D. Brim, CFA Smith Group Asset Management, LLC	Energy & Basic Materials Portfolio Financial Services Portfolio Large Capitalization Growth Portfolio International Equity Portfolio	2	$773.46	1	$16.98	51	$1,515.06	$2,305.50
Stephanie C. Jones, CPA Smith Group Asset Management, LLC	Energy & Basic Materials Portfolio International Equity Portfolio	2	$773.46	1	$16.98	51	$1,515.06	$2,305.50

Please retain this Supplement for future reference.